CALAMOS® FAMILY OF FUNDS

Supplement dated December 19, 2012 to the

CALAMOS® FAMILY OF FUNDS Prospectuses for

Class A, B, C and Class I and R dated February 29, 2012, as previously supplemented on

October 16, 2012, August 31, 2012, July 2, 2012, May 15, 2012 and March 30, 2012 and

the Statement of Additional Information dated February 29, 2012,

as previously supplemented on May 15, 2012

Effective January 2, 2013, the Principal Investment Strategies and Principal Risks sections for Market Neutral Income Fund on page 64 of the Class A, B and C Prospectus, and on page 54 of the Class I and R prospectus shall be replaced in their entirety as follows:

Principal Investment Strategies

The Fund’s investment strategy can be characterized as “market neutral” because it seeks to achieve maximum current income while maintaining a low correlation to the fluctuations of the U.S. equity market as a whole. The Fund invests in (i) equities (ii) convertible securities of U.S. companies without regard to market capitalization and employs (iii) short selling to enhance income and hedge against market risk. The convertible securities in which the Fund invests may be either debt securities or preferred stocks that can be exchanged for common stock. The average term to maturity of the convertible securities purchased by the Fund will typically range from two to ten years.

The Fund may seek to generate income from option premiums by writing (selling) options. This would include the use of both call and put options. The Fund may write call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio and (ii) on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or ETFs (exchange traded funds). In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500), or ETFs.

The Fund may invest without limit in high yield fixed-income securities (often referred to as “junk bonds”). In addition, the Fund may engage in active and frequent trading of portfolio securities. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•

Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•

Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

•

Synthetic Convertible Instruments Risk — The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

•

Convertible Hedging Risk — If the market price of the underlying common stock increases above the conversion price on a convertible security, the price of the convertible security will increase. The Fund’s increased liability on any outstanding short position would, in whole or in part, reduce this gain.

•

Covered Call Writing Risk — As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security, covering the call option above the sum of the premium and the exercise price of the call.

•

Options Risk — The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured.

•

Short Sale Risk — The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price.

•

Interest Rate Risk — The value of fixed-income securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term fixed-income securities than shorter-term fixed-income securities.

•

Credit Risk — An issuer of a fixed-income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

•

High Yield Risk — High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•

Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•

Portfolio Turnover Risk — The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Effective January 2, 2013, the table under the heading, “What are the principal risks specific to each Fund?” on Page 71 of the Class A, B and C Prospectus, and on page 61 of the Class I and R Prospectus shall be replaced in its entirety as follows:

RISKS	GROWTH FUND	VALUE FUND	BLUE CHIP FUND	DISCOVERY GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
American Depositary Receipts	—	—	—	—	—	—	—	—	—
Equity Investments Risk	—	—	—	—	—	—	—	—	—	—			—
Growth Stock Risk	—		—	—	—	—	—	—	—
Value Stock Risk		—	—				—
Mid-Sized Company Risk	—	—	—	—	—	—	—	—	—	—
Small Company Risk		—		—	—	—	—	—	—	—
Securities Lending Risk	—	—	—	—	—	—	—	—	—	—	—	—
Foreign Securities Risk				—	—	—	—		—	—	—
Emerging Markets Risk					—	—	—		—		—
Forward Foreign Currency Contract Risk			—				—	—	—
Convertible Securities Risk						—		—	—	—		—	—
Synthetic Convertible Instruments Risk						—		—	—	—		—	—
Rule 144A Securities Risk								—	—	—		—	—
Debt Securities Risk						—		—	—	—	—	—	—
High Yield Fixed-Income Securities (Junk Bond) Risk						—		—	—	—	—	—	—
Short Sale Risk													—
Options Risk			—										—
Portfolio Turnover Risk				—							—		—
Fund of Funds Risk
Tax Risk								—	—	—	—	—	—

Effective January 2, 2013, the following table replaces the table listing the Fund’s portfolio managers in its entirety on page 67 of the Class A, B and C Prospectus, and on page 57 of the Class I and R Prospectus:

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Chief Executive Officer, Global Co-CIO
Gary D. Black	since August 31, 2012	EVP, Global Co-CIO & CIO Alternative Strategies
John P. Calamos Jr.	since Fund’s inception	EVP
Jeff Scudieri	9 years	SVP, Co-Head of Research and Investments
Jon Vacko	9 years	SVP, Co-Head of Research and Investments
John Hillenbrand	9 years	SVP, Senior Strategy Analyst
Steve Klouda	9 years	SVP, Senior Strategy Analyst
Christopher Hartman	4 years	SVP, Senior Strategy Analyst
Brendan Maher	since January 2, 2013	SVP, Senior Strategy Analyst
Joe Wysocki	4 years	VP, Senior Strategy Analyst

Effective January 2, 2013, the “Closed Fund Policies” Section on Page 68 of the Class A, B and C Prospectus and on page 57 of the Class I and R prospectus for the Market Neutral Income Fund is deleted in its entirety.

Effective January 2, 2013 the following language replaces the “Team Approach to Management Section” in its entirety on page 77 of the Class A, B and C Prospectus, and on page 67 of the Class I and R Prospectus:

Team Approach to Management. CALAMOS ADVISORS employs a team approach to portfolio management, led by the Global Co-CIOs and comprised generally of the Global Co-CIOs, Co-Heads of Research and Investments, senior strategy analysts, intermediate analysts and junior analysts. The Global Co-CIOs, Co-Heads of Research and Investments and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.

Portfolio holdings are reviewed and trading activity is discussed on a regular basis by team members. Team members, including the Global Co-CIOs, Co-Heads of Research and Investments and senior strategy analysts, may each make trading decisions guided by each respective Fund’s investment objective and strategy.

While day-to-day management of each portfolio is a team effort, the Global Co-CIOs, along with the Co-Heads of Research and Investments and senior strategy analysts, have joint primary and supervisory responsibility for each of the Funds and work with all team members in developing and executing each respective portfolio’s investment program. Each member of the senior investment team is further identified below.

John P. Calamos, Sr. and Gary D. Black, Global Co-CIOs of CALAMOS ADVISORS, generally focus on firm-wide risk management and the top-down approach of diversification by country and industry sector and macro-level investment themes. As Global Co-CIOs, Messrs. John P. Calamos, Sr. and Gary D. Black direct the team’s focus on the macro themes upon which the portfolio’s strategy is based. For all funds except Value Fund, the team, as a whole, implements the investment strategies, under the general direction and supervision of the Global Co-CIOs, as well as the Co-Heads of Research and Investments, Jeff Scudieri and Jon Vacko, and the senior strategy analysts. John P. Calamos, Sr. and Gary D. Black, along with Jeff Scudieri and Jon Vacko, are responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Christopher Hartman, Brendan Maher, Joe Wysocki, Jeff Miller and

Ariel Fromer are each senior strategy analysts and Tammy Miller is a senior sector analyst (collectively Mr. Miller, Ms. Fromer and Ms. Miller are referred to as the “Value Team”). Mr. Maher currently only serves as a senior strategy analyst to the Market Neutral Income Fund.

With regard to the Value Fund, the Investment Committee, headed by Messrs. John Calamos, Sr. and Gary D. Black, will direct the team’s focus on the macro themes upon which the portfolio’s strategy is based. However, the Value Team will be responsible for the day-to-day management of the portfolio, including buy and sell decisions of underlying investments, and will implement the investment strategies, under the general direction and supervision of the Global Co-CIOs.

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Calamos Investment Trust (“Trust”) and chairman, CEO and Global Co-CIO of CALAMOS ADVISORS as of August 31, 2012, prior thereto he was chairman, CEO and Co-CIO of CALAMOS ADVISORS and its predecessor company. Gary D. Black became the Executive Vice President, Global Co-CIO and CIO of Alternative Strategies of CALAMOS ADVISORS as of August 31, 2012. Mr. Black served as Chief Executive Officer and Chief Investment Officer, and was a Founding Member of Black Capital LLC from July 2009 until August 2012. Prior thereto, Mr. Black served as Chief Executive Officer of Janus Capital Group from January 2006 through July 2009. John P. Calamos, Jr., Executive Vice President of CALAMOS ADVISORS joined the firm in 1985 and has held various senior investment positions since that time. Jeff Scudieri joined CALAMOS ADVISORS in 1997 and has been a Senior Vice President and Co-Head of Research and Investments since July 2010, prior thereto he was a senior strategy analyst since September 2002. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Senior Vice President and Co-Head of Research and Investments since July 2010, prior thereto he was a senior strategy analyst since July 2002. John Hillenbrand joined CALAMOS ADVISORS in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined CALAMOS ADVISORS in 1994 and has been a senior strategy analyst since July 2002. Christopher Hartman joined CALAMOS ADVISORS in February 1997 and has been a senior strategy analyst since May 2007. Brendan Maher joined CALAMOS ADVISORS in September of 2012 as senior strategy analyst. Joe Wysocki joined CALAMOS ADVISORS in October 2003 and has been a senior strategy analyst since February 2007. Jeff Miller joined CALAMOS ADVISORS in July 2012 as a senior strategy analyst, value team. Prior thereto he was Portfolio Manager and President of Value Equities at American Independence Financial Services LLC. Ariel Fromer joined CALAMOS ADVISORS in July 2012 as a senior strategy analyst, value team. Prior thereto she was Portfolio Manager and Vice President Value Equities at American Independence Financial Services LLC. Tammy Miller joined CALAMOS ADVISORS in July 2012 as a senior sector analyst, value team. Prior thereto she was Vice President of Research at American Independence Financial Services LLC.

The Funds’ statement of additional information provides additional information about the team leaders, including other accounts they manage, their ownership in the CALAMOS FAMILY OF FUNDS and their compensation.

Effective January 2, 2013 the “Closed Fund Policies” Section on Page 78 of the Class A, B and C Prospectus, and on page 68 of the Class I and R prospectus regarding the Market Neutral Income Fund shall be deleted in its entirety and replaced with the following:

Growth and Income Fund, Global Growth and Income Fund

Effective as of January 20, 2012 for Growth and Income Fund and Global Growth and Income Fund (each of these dates a “Closing Date”), each Fund is closed to new investors. Current investors in each Fund as of its respective Closing Date may continue to invest in their respective Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in a closed Fund will not be accepted.

Sales of shares of a closed Fund to new investors were generally discontinued as of close of business on the Closing Date, and financial intermediaries may not open new accounts with each Fund and generally may not add new investors to existing omnibus accounts. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted. If you are a current shareholder in a closed Fund and you close an existing Fund account, you will not be able to make subsequent investments in a closed Fund. Each

Fund may resume unrestricted sales of its shares at some future date, but none of the closed Funds presently has an intention to do so.

Additional purchases of shares of each closed Fund will be permitted in the following instances:

(i)	Acceptance of reinvestment of dividends and capital gain distributions on Fund shares.

(ii)	Existing shareholders that have a position in the Fund may continue to add additional shares to their existing accounts.

(iii)	Existing shareholders that have a position in each Fund may exchange shares of other funds in the Calamos Family of Funds for shares of each Fund.

(iv)	Discretionary investment advisers may continue to invest in each Fund through an existing account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders.

(v)	With Fund approval, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership.

(vi)	In the case of certain mergers or reorganizations, retirement plans may be able to add the closed Funds as an investment option and sponsors of certain wrap programs with existing accounts in a Fund would be able to continue to invest in the Fund on behalf of new customers.

(vii)	New and additional investments made through platform-level asset allocation models within mutual fund wrap and fee-based programs.

(viii)	Direct clients of CALAMOS ADVISORS, or any affiliate, may open new accounts in each Fund.

(ix)	Existing and new participants in employer-sponsored retirement plans, including employees of CALAMOS ADVISORS, each Fund’s investment adviser, and any of its affiliates, and qualified defined contribution retirement plans, such as a 401(k) plan, profit sharing plan, 403(b) plan or 457 plan, that offer the closed Funds as an investment option as of the Closing Date may direct contributions to the Fund through their plan, regardless of whether the participant invested in the Fund prior to its closing.

(x)	Upon prior approval, employees of CALAMOS ADVISORS and its affiliates may open new accounts in the closed Funds; Trustees of the Calamos Funds and directors of CALAMOS ASSET MANAGEMENT, INC. may also open new accounts in the closed Funds.

Each Fund reserves the right to modify the extent to which sales of shares are limited and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the Fund or its Shareholders. Notwithstanding the forgoing, each Fund continues to reserve the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise.

The Principal Investment Strategies section for Growth and Income Fund on page 39 of the Class A, B and C Prospectus, and on page 32 of the Class I and R prospectus shall be replaced in its entirety as follows:

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of convertible, equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Fund attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and reward in terms of growth and income.

The Fund attempts to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds and/or convertible securities, to achieve what the Fund’s investment adviser believes to be an appropriate blend for the then-current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions. The average term to maturity of the convertible and fixed-income securities purchased by the Fund will typically range from two to ten years. Interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes. Consistent with the Fund’s investment objective and principal investment strategies the Fund’s investment adviser attempts to lower market risk by selecting and investing in securities that it believes will exhibit less volatility and will provide greater capital exposure and more consistent returns than the market as a whole.

The Principal Investment Strategies section for Global Growth and Income Fund on page 44 of the Class A, B and C Prospectus, and on page 37 of the Class I and R prospectus shall be replaced in its entirety as follows:

Principal Investment Strategies

The Fund invests primarily in a globally-diversified portfolio of convertible, equity and fixed-income securities without regard to market capitalization. In pursuing its investment objective, the Fund attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and reward in terms of growth and income.

The Fund anticipates that under normal circumstances its investment adviser’s investment process will result in the Fund investing in an internationally-diversified manner, with at least 40% of its assets in securities of foreign issuers. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes. Consistent with the Fund’s investment objective and principal investment strategies the Fund’s investment adviser attempts to lower market risk by selecting and investing in securities that it believes will exhibit less volatility and will provide greater capital exposure and more consistent returns than the market as a whole.

The Principal Investment Strategies section for Convertible Fund on page 49 of the Class A, B and C Prospectus, and on page 41 of the Class I and R prospectus regarding shall be replaced in its entirety as follows:

Principal Investment Strategies

The Fund invests mainly in a diversified portfolio of convertible securities issued by both U.S. and foreign companies without regard to market capitalization. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in convertible securities. The average term to maturity of the convertible securities purchased by the Fund will typically range from two to ten years.

The Fund may invest up to 25% of its net assets in foreign securities, but generally will invest approximately 5% to 15% of net assets in foreign securities.

In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible security, the Fund generally considers the issuer’s financial soundness, ability to make interest and dividend payments, earnings and cash flow forecast and quality of management. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes. Consistent with the Fund’s investment objective and principal investment strategies the Fund’s investment adviser attempts to lower market risk by selecting and investing in securities that it believes will exhibit less volatility and will provide greater capital exposure and more consistent returns than the market as a whole.

The following revised and supplemental language replaces the section titled “Investment Restrictions” on page 23 of the Statement of Additional Information:

INVESTMENT RESTRICTIONS

Each Fund has elected to be classified as a diversified, open-end management investment company.

Except as noted below, each Fund operates under the following investment restrictions and may not:

(i)	(for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Income Fund, Global Equity Fund, Total Return Bond Fund, Evolving World Growth Fund and Discovery Growth Fund only) make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act if the Fund is classified as a diversified investment company;(4)

(for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(ii)	acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv)	(for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) invest more than 10% of the Fund’s net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(v)	(for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Income Fund, Global Equity Fund, Total Return Bond Fund, Evolving World Growth Fund and Discovery Growth Fund only) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that a Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

(vi)	make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(4)	Currently, under the 1940 Act, for a Fund to be classified as a diversified investment company, at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

(vii)	(for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Income Fund, Global Equity Fund, Total Return Bond Fund, Evolving World Growth Fund and Discovery Growth Fund only) borrow, except from banks, other affiliated funds and other entities to the extent permitted under the 1940 Act;(5) (6)

(for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) borrow, except that the Fund may (a) borrow up to 10% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 10% of total assets, and the Fund will not purchase securities when its borrowings exceed 5% of total assets) and (b) enter into transactions in options;(6)

(viii)	invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(ix)	(for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Income Fund, Global Equity Fund, Total Return Bond Fund, Evolving World Growth Fund and Discovery Growth Fund only) issue any senior security, except to the extent permitted under the 1940 Act;(7)

(for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) issue any senior security, except that the Market Neutral Income Fund may sell securities short.(7)

The above restrictions are fundamental policies and may not be changed with respect to a Fund without the approval of a “majority” of the outstanding shares of that Fund, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of that Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of that Fund are present or represented at the meeting by proxy.

(5)	None of these Funds intends to purchase securities when its borrowings exceed 5% of total assets.

(6)	Each Fund’s borrowing practices are limited by the 1940 Act. Currently, under the 1940 Act, a Fund may borrow in an aggregate amount not exceeding 33 1/3% of its total assets, including the proceeds of borrowings, for any purpose, but borrowings from entities other than banks may not exceed 5% of its total assets and may be only as a temporary measure for extraordinary or emergency purposes, unless the Fund has received an exemptive order from the SEC permitting it to borrow from other affiliated funds in excess of 5% of its total assets.

(7)	Currently, under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

In addition to the fundamental restrictions listed above, and as a non-fundamental policy:

(a)	no Fund may invest in shares of other open-end investment companies, except as permitted by the 1940 Act;(8)

(b)	no Fund may invest in companies for the purpose of exercising control or management;

(c)	no Fund may purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(d)	no Fund may make short sales of securities, except that the Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities, (ii) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause (i);

(e)	no Fund may invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by ADRs and securities guaranteed by a U.S. person), except that Total Return Bond Fund may invest up to 35% of its net assets in securities of foreign issuers and each of Global Growth and Income Fund, International Growth Fund, Global Equity Fund and Evolving World Growth Fund may invest up to all of its net assets in securities of foreign issuers;

(f)	(for Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Total Return Bond Fund, Evolving World Growth Fund and Discovery Growth Fund) no Fund may invest more than 15% (or 10% in the case of each other Fund) of the Fund’s net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(g)	(for Growth and Income, Global Growth and Income and Convertible Fund) Consistent with the Fund’s investment objective and principal investment strategies attempt to lower market risk by selecting and investing in securities that it believes will exhibit less volatility and will provide greater capital exposure and more consistent returns than the market as a whole.

(h)	(for Market Neutral Income Fund) Consistent with the Fund’s investment objective and principal investment strategies may engage in a long/short equity investment strategy to reduce exposure to broader market risk and volatility.

The non-fundamental investment restrictions above may be changed by the board of trustees without shareholder approval.

(8)	Each Fund intends to limit its investment in other investment companies so that, as determined immediately after a Fund invests in another investment company: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting shares of any one investment company will be owned by the Fund. Currently, under the 1940 Act, a Fund is permitted to invest in other investment companies in excess of the above limitations if certain requirements are met, including that any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Each Fund may invest without limitation in money market funds, provided that the conditions of Rule 12d1-1 under the 1940 Act are met.

Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund’s ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund’s portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

Please retain this supplement for future reference.